UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2025

 ALPHA METALLURGICAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-38735	81-3015061
(Commission File Number)	(I.R.S. Employer Identification No.)

340 Martin Luther King Jr. Blvd. Bristol, Tennessee 37620
(Address of principal executive offices, zip code)

(423) 573-0300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 9, 2025, Alpha Metallurgical Resources, Inc. (the “Company”) issued a press release announcing earnings and other financial results for its fiscal quarter ended March 31, 2025. The press release is attached hereto as Exhibit 99.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 7, 2025, Alpha Metallurgical Resources, Inc. (“the Company”) held its annual meeting of stockholders (the “Annual Meeting”) via interactive webcast. As of the record date for the Annual Meeting, March 10, 2025, there were 13,052,684 shares of common stock outstanding and eligible to vote. 11,590,407 of these shares, or 88.79%, were represented in person or by proxy at the Annual Meeting. The final results of the matters voted on at the Annual Meeting are provided below.

Proposal 1: The election of six (6) directors nominated by our board of directors for a term of one year.

Nominee	For	Withheld	Broker Non-Votes
Joanna Baker de Neufville	9,375,936	301,932	1,912,539
Kenneth S. Courtis	9,426,159	251,709	1,912,539
C. Andrew Eidson	9,551,647	126,221	1,912,539
Michael Gorzynski	9,355,275	322,593	1,912,539
Shelly Lombard	9,413,472	264,396	1,912,539
Daniel D. Smith	9,389,909	287,959	1,912,539

Proposal 2: Advisory approval of the Company’s executive compensation.

For:	9,160,399
Against:	503,410
Abstain:	14,059
Broker Non-Votes:	1,912,539

Proposal 3: Advisory vote on the frequency of future advisory votes on the Company’s executive compensation.

Every Year:	8,658,728
Every Two Years:	2,251
Every Three Years:	1,001,605
Abstain:	15,284
Broker Non-Votes:	1,912,539

Proposal 4: The ratification of RSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For:	11,571,340
Against:	14,333
Abstain:	4,734

Following the annual meeting, the board considered the results of stockholders’ advisory vote regarding the future frequency of “say on pay” advisory votes. Considering that a large majority of stockholders supported holding these votes annually, a result consistent with the board's recommendation, the board determined that the Company will hold future say on pay advisory votes at each annual meeting of stockholders. The next say on pay advisory vote will therefore occur at the annual meeting of stockholders in 2026. The next advisory vote regarding the frequency of future say on pay advisory votes will occur no later than the Company’s 2031 annual meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release dated May 9, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

Alpha Metallurgical Resources, Inc.

Date: May 9, 2025	By:	/s/ J. Todd Munsey
Name: J. Todd Munsey
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release dated May 9, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)